SA FUNDS – Investment Trust

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund
(each a “Fund,” and collectively, the “Funds”)

Supplement dated January 13, 2025 to the

Prospectuses and Statement of Additional Information (“SAI”) of each Fund, each dated October 28, 2024

This Supplement amends information in the Funds’ Prospectuses and SAI of the SA Funds – Investment Trust, each dated October 28, 2024. You may obtain a copy of the Prospectuses or SAI free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

On or about January 2, 2025, the investment adviser to the Funds legally changed its name from Buckingham Strategic Partners, LLC (the “Adviser”) to Focus Partners Advisor Solutions, LLC and will begin using it January 13, 2025. Also effective January 13, 2025, the Adviser’s address changed from 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 to 190 Carondelet Plaza, Suite 600, Clayton, Missouri 63105.

All references to the Adviser and to its previous address are hereby changed.

You should retain this Supplement for future reference.

SA Funds–Investment Trust

SEC file number: 811-09195